Exhibit 99.1

January 2012 WELL POSITIONED TO PROSPER r Matt Kaplan President and Chief Operating Officer

2 FORWARD LOOKING STATEMENTS The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP financial measures is available on the company’s website at KapStonePaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

3 BUILDING OF KAPSTONE 3 KS founded by Roger Stone and Matt Kaplan Focus on paper & packaging Industry veterans Largest stakeholders in company April 2005 Kraft paper mill & dunnage bag business acquired from IP Purchase price $204 MM 3.3 Xs TTM Adj. EBITDA Kraft paper mill acquired from MWV Purchase Price $471 MM 5.8 Xs TTM Adj. EBITDA USC acquired on October 31, 2011 Purchase Price $330 MM 6.4 Xs Adj. TTM EBITDA Dunnage bag business sold to ITW Sold for $35 MM 6.4 Xs TTM Adj. EBITDA January 2007 July 2008 March 2009 October 2011 3

4 KAPSTONE TODAY Three highly efficient and cost effective paper mills which produce linerboard, kraft paper, saturating, medium, and unbleached, folding carton board 2 virgin fiber mills 1 recycled fiber mill Capable of producing approximately 1.5 million tons of various kraft paper grades annually 14 box/sheet feeder facilities which have substantial excess capacity 6 full line box plants 2 sheet feeders 6 sheet plants Shipments of approximately 430,000 tons 4

KAPSTONE LOCATIONS Paper Mill Full Line Corrugated Plant Sheet Plant Sheet Feeder Lumber Mill Headquarters 5

6 OUR INDUSTRY A CHANGING INDUSTRY Consolidation Sale of timber assets Behavioral changes in industry Capacity closures

Inventories are low Supply and demand are in balance Anticipate increased demand as worldwide economies improve Minimal growth in supply expected over next several years High industry-wide operating rates FUTURE OPPORTUNITIES – STRONG FUNDAMENTALS 7

8 KapStone – Compelling Growth Story Adjusted EBITDA* Net Sales Millions Acquisitions, higher prices, and improved operations have driven substantial sales and EBITDA growth *Adjusted to exclude AFTC, non-cash stock compensation, and results of dunnage bag business sold in 2009 Pro Forma** Pro Forma*** Annualized* *Annualized Sept. 30, 2011 results for KS legacy only. **Annualized Sept. 30, 2011 results for KS legacy only less $8 million yearly CMO costs incurred in Q4 2011 *** Based on preliminary pro forma statements combining KS and USC. Subject to final purchase accounting adjustments.

 Capex for 2011 expected to be approximately $40 million Includes $13 million of income tax refunds in 2010 and 2009 Adjusted Free Cash Flows* 9 KapStone – Powerful Free Cash Flow Generator *Cash flow from operations excluding alternative fuel mixture tax credits less CAPEX **Annualized Sept. 30, 2011 results for KS legacy only less $8 million yearly CMO costs incurred in Q4 2011 ***Based on preliminary pro forma statements combining KS and USC. Subject to final pro forma adjustments

10 Net Debt* Significantly Reduced $ in Millions Down $430 over 4 years *Net debt excludes $50 million earn-out obligation to IP paid in January 2011 KapStone – Rapid Debt Reduction Net debt at September 30, 2011 - $18 million Aggressive debt and interest expense reduction Net debt reduced approximately $430 million since September 30, 2008 Debt to equity at September 30, 2011 – 3.9% Strong earnings and cash position enabled KS to negotiate early payment of earn-out with International Paper Company (IP) related to 2007 acquisition of Roanoke Rapids mill Payment due April 16, 2012 of $55 million reduced to $50 million paid to IP in January 2011 Annualized discount of 8%

11 Unique opportunity No other similar system available in US Large, net buyer of containerboard Pro forma annual net sales of $358 million in 2010 195,000 ton net buyer of containerboard. These outside purchases will provide KS with enhanced flexibility Strong, long-term customer base resulting from outstanding service, quality and innovation Experienced, engaged workforce Modest, annual maintenance CAPEX of $5 - 6 million 11 KapStone’s Most Recent Acquisition - USC

12 Substantially increase financial performance of under utilized converting facilities Elimination of corporate headquarters redundancies Day 1 cost elimination estimated to be $3 million Within 12 months, estimated total eliminated costs should exceed $8 million. Operational synergies estimated at $8 million per year to be realized in 18 months. Optimize mill system with trades and internal consumption Lower freight, improved trim, better mill mix, and longer runs Purchasing benefits 12 Opportunities at Newly Acquired Plants

13 13 Purchase Price* $ 330,000 Adjusted EBITDA** Multiple (Adjusted for Day 1 Elims.) 7.1X Total Adjusted EBITDA** Multiple (Adjusted for Year 1 Elims.) 6.4X Total Adjusted EBITDA** with Operating Synergies *** 5.6X * Excludes working capital adjustment currently estimated at approximately $3 million **Based on annualized YTD June 30, 2011 results *** Operational synergies estimated at $8 million per year to be realized in 18 months $’s in thousands Purchase Price Summary

14 ACQUISITION RATIONALE Accretive Day 1 Increases exposure to highly desirable containerboard markets Substantial profit improvement opportunities Improve converting results by selling excess capacity Eliminate corporate headquarters redundancies Capture operational synergies Building on positive momentum Mitigates risk of costly mill downtime during slow demand periods as a result of large outside purchases and substantially lower downtime costs at Cowpens, SC mill (recycled mill) 14

15 ACQUISITION RATIONALE Unique, one of a kind opportunity Provides an alternative, logical, lower cost, and lower risk growth path while we continue to pursue sensible mill properties High combined company free cash flow should result in rapid deleveraging Improves risk profile of the company 15

16 THE “NEW, TRANSFORMED” KAPSTONE 16 Increased exposure to highly desirable containerboard market Significant opportunity to grow revenue and profits by increasing utilization of converting facilities Addition of 2 product lines, corrugated medium and boxes Purchaser of 195 thousand tons of containerboard 2010 combined net sales of approximately $1.2 billion Enhanced profitability throughout the economic cycle as the risk of costly lack of order downtime is mitigated Modest leverage ratio Day 1 with opportunity to quickly de-lever due to strong free cash flow Alternative, logical growth path in addition to purchasing mill assets Ability to grow in the future due to strong Day 1 balance sheet

17 Track Record of Providing Return to Our Shareholders Closing Price of $17.00 Jan. 6, 2012 Ranked 5th by Fortune in 2010 annual list of 100 Fastest Growing Companies on: Growth in revenue, EPS and total stock market return over past 3 years Ranked 1st for industrial companies Ranked 10th by Forbes in 2011 annual list of 100 best small companies in America Recognitions

Appendix

19 19 12 Months Ended December 31, 2010 6 Months Ended June 30, 2011 Net Sales $ 423.2 $ 221.6 EBITDA $ 36.3 $ 21.8 Day 1 Eliminations $ 3.1 $ 1.5 Adjusted EBITDA $ 39.4 $ 23.3 Year 1 – Other redundancies $ 5.2 $ 2.3 Total Adjusted EBITDA $ 44.6 $ 25.6 CAPEX $ 6 $ 4 $’s in millions USC HISTORICAL FINANCIAL INFORMATION

20 PRO FORMA 9 MONTHS ENDED SEPT. 30, 2011 20 KapStone Pro Forma KapStone + USC Combined Change Net Sales $ 673 $ 925 37% EBITDA $ 123 $ 149 21% Diluted EPS $ 1.05 $ 1.11 6% Adjusted EBITDA* $ 126 $ 158 25% Adjusted Diluted EPS* $ 1.12 $ 1.26 13% $’s in millions except EPS *Adjusted to exclude non-cash stock compensation and $6 million pre-tax of non-recurring expenses/redundancies

21 21 KapStone Pro Forma KapStone + USC* Combined Change Net Sales $ 783 $ 1,141 46% EBITDA $ 113 $ 144 27% Diluted EPS $ 1.38 $ 1.41 2% Adjusted EBITDA* $ 95 $ 134 41% Adjusted Diluted EPS* $ 0.67 $ 0.80 19% $’s in millions except EPS *Adjusted KapStone to exclude benefits of AFTC, the cellulosic credit, and stock compensation expense. USC adjusted to exclude $8 million pre-tax of non-recurring expenses/redundancies. PRO FORMA 12 MONTHS ENDED DEC. 31, 2010

22 FINANCING – SOURCES & USES* 22 $525 million senior credit facility with a 5 year term $375 million term loan and $150 million revolving credit facility Accordion provision up to an additional $300 million Amortization: back-ended with 50% bullet at end of term Initial interest rate is approximately 2.25% Debt to EBITDA leverage ratio at closing was less than 2.0 times $’s in millions Sources Cash $72 Revolving Credit Facility 0 Term Loan Facility 375 Total Sources $447 Uses Purchase Price $330 Transaction Costs 13 Working capital adjustment 3 Retire Existing Debt 101 Total Uses $447

Roanoke Rapids Mill The Roanoke Rapids Mill is an integrated pulp and paper mill, consisting of two paper machines Broad range of basis weights, manufacturing flexibility Leading edge technology as a result of $70 million in capital investments since 1998 Prime Location On I-95 corridor in North Carolina, excellent geographic location In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $5 - $6 million 23 Facilities Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) No. 3 Kraft paper 1953 1998 205,000 Linerboard No. 4 Kraft paper / Specialty 1959 1999 / 2004 120,000 Linerboard 100,000 Total Tons 425,000

Charleston Mill The Charleston Mill operates three paper machines, all have been upgraded within the past 11 years 24 Facilities Paper Machine Available Product Year Built Most Recent Upgrade Capacity (tons) The assets also include: A 100 megawatt power-generating facility (“Cogen”) located adjacent to the Charleston Mill A lumber mill in Summerville, SC Five chip mills, including one on-site at the Summerville lumber mill Prime Location On Charleston Harbor with excellent world-wide freight rates In low cost S.E. fiber region Annual maintenance CAPEX estimated to be approximately $15 to $17 million No. 1 Saturating Kraft 1937 2004 275,000 or Kraftpak® 316,000 or Linerboard 324,000 No. 2 Saturating Kraft 1947 2007 248,000 No. 3 Linerboard 1957 1998 310,000 Total Tons 833,000-882,000

Cowpens Mill The Cowpens Mill operates one paper machine 25 Facilities Available Product Year Built Capacity (tons) The mill uses approximately 260 tons of recycled fiber (OCC) Operates with a unique closed loop water system which reduces water usage and mitigates potential pollution problems Linerboard and medium 1992 240

26 OUR PRODUCTS DuraSorb Saturating Kraft – Approximately 325,000 tons per year normalized mix Found in various high pressure laminates Product included in furniture, shelving, countertops, medical surfaces, flooring, and industrial laminates for siding and plywood overlays Market leader Kraft Linerboard – Approximately 565,000 tons per year normalized mix Surface facing on corrugated boxes Wide range of grades and basis weights High performance light weight grades

27 OUR PRODUCTS Kraft Papers – Approximately 300,000 tons per year normalized mix Approximately19% of market share Multiwall -Packaging for flour, sugar, pet food, cat litter, cement, dry chemicals, minerals, and dunnage Converting-Tape and label backing, wrapping paper, wax paper packaging, coating and laminating, roll wrap, and dunnage Bag & Sack-Bags and sacks for retail, lawn & leaf, fast food carryout, and grocery

28 OUR PRODUCTS Kraftpak ® – Approximately 110,000 tons per year normalized mix A virgin fiber, unbleached, uncoated folding carton board Uses include beverage, gift boxes, take out cartons, retail food, and quick serve cartons Strong position in niche market

29 OUR PRODUCTS Corrugating medium Boxes – approximately 430,000 tons